Filed Pursuant to Rule 497
File No. 333-175624

Maximum Offering of 150,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

Supplement No. 1 dated May 16, 2013

to

Prospectus dated April 30, 2013

This Supplement No. 1 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated April 30, 2013 (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

Increase in Public Offering Price

On May 15, 2013, the pricing committee of our board of directors approved an increase to our public offering price from $10.20 per share to $10.40 per share. This increase will become effective with the semi-monthly closing scheduled to occur on or about May 16, 2013. The purpose of this action is to ensure that our net asset value per share, after deducting selling commissions and dealer manager fees, does not exceed our offering price per share, as required by the Investment Company Act of 1940.

5/13	SIS0005-A